Cambria ETF Trust

All Funds

Supplement dated September 22, 2020

to each currently effective Statutory Prospectus (“Prospectus”), as each may be amended or supplemented

The following information supplements and should be read in conjunction with each Prospectus.

Effective immediately, the second paragraph under “Buying and Selling Shares on the Secondary Market – Share Trading Prices” is deleted in its entirety.

This change is not expected to have a material impact on a Fund’s holdings or affect a Fund’s fees and expenses.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Cambria ETF Trust

All Funds

Supplement dated September 22, 2020

to each currently effective Statement of Additional Information (“SAI”), as may be amended or supplemented

The following information supplements and should be read in conjunction with each SAI.

The Board of Trustees of Cambria ETF Trust (the “Trust”) has appointed Kelly McEwen to serve as Treasurer and Principal Financial Officer of the Trust. Accordingly, effective immediately, the description of the Trust’s prior Principal Financial Officer, as set forth in the Officers table under the “Management of the Funds” section of the SAI, is deleted in its entirety and replaced by the following:

Name and Year of Birth	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During Past 5 Years
Kelly McEwen YOB: 1984	Treasurer and Principal Financial Officer since Sept. 2020; no set term	Fund Controller (since Aug. 2019) and Vice President (since Apr. 2020), ALPS Fund Services, Inc.; Assistant Director, Invesco Ltd. (2019); Assistant Vice President, OppenheimerFunds, Inc. (2015 – 2019).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE